UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2021

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
6.250% Series A Mandatory Convertible Preferred Stock, $0.01 par value	AVTR PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification to Rights of Security Holders.
As described in Item 5.07 below, at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Avantor, Inc. (the “Company”) held on May 13, 2021, the stockholders of the Company approved certain amendments to the Company’s second amended and restated certificate of incorporation.
The amendments permit stockholders of record who own shares representing at least 20% of the relevant voting power continuously for at least one year to call a special meeting of stockholders, provided that the stockholders satisfy specified requirements. In addition, the amendments replace the 66 2/3% voting requirements in our second amended and restated certificate of incorporation with the default standard under the Delaware General Corporation Law, which is majority voting requirements. As a result, any future action by stockholders to alter, amend or repeal our certificate of incorporation or bylaws can be approved by the affirmative vote of a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class.
The fuller description of the amendments to the Company’s second amended and restated certificate of incorporation included under Item 2 “Amendments to the Certificate of Incorporation to Add Stockholder Right to Call Special Meetings and Remove Supermajority Voting Standards” in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 13, 2021 (the “Proxy Statement”) is incorporated by reference into this Item 3.03.
The foregoing description of the amendments to the Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the third amended and restated certificate of incorporation, a copy of which has been filed as Exhibit 3.1 hereto and is incorporated by reference herein.
The amendments to the Company’s second amended and restated certificate of incorporation became effective on May 13, 2021 upon the filing of the third amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The amendments modify the rights of holders of the Company’s Common Stock, $0.01 par value per share.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b)    Effective as of April 14, 2021, Jo Natauri resigned from the Company’s board of directors (the “Board”). Ms. Natauri was originally designated as a director by affiliates of Goldman Sachs pursuant to the terms of the Company’s stockholders agreement, dated as of November 21, 2017. Ms. Natauri indicated that her decision to resign was not a result of any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.
(d)    On April 14, 2021, the Board, upon the recommendation of its Nominating and Governance Committee, appointed Lan Kang as a Class III director with an initial term expiring at the Company’s 2022 Annual Meeting of Stockholders. The appointment of Ms. Kang as an independent director fills a vacant board seat.
Ms. Kang, age 52, is a managing director at CBC Group, a healthcare-focused private equity investment firm based in Shanghai, China, a position she has held since 2020. From 2019 to 2020, Ms. Kang served as a senior advisor to Shanghai Henlius Biotech Co., Ltd., a global clinical-stage biophama company. From 2010 to 2018, Ms. Kang served in a variety of roles at Fosun Group, a Hong Kong-based investment holding company, including Chief Human Resources Officer and as the head of the Fosun

Insurance Group. Prior to Fosun, Ms. Kang was a senior client partner at Korn Ferry International from 2007 to 2010 and was an engagement manager at McKinsey & Company from 2002 to 2007. Ms. Kang serves on the board of directors of Everest Medicines Limited. Ms. Kang holds a B.S. in biological science and technology from Zhejiang University in Hangzhou, China, a M.S. in chemistry from Tulane University and an M.B.A. in healthcare management from The Wharton School of the University of Pennsylvania.
The Board has determined that Ms. Kang meets the applicable independence standards of the New York Stock Exchange corporate governance listing standards.
There are no arrangements or understandings with any other persons pursuant to which Ms. Kang was selected as a director of the Company and Ms. Kang does not have a direct or indirect material interest in any, or any currently proposed, transaction in which the Company is a participant that requires disclosure under Item 404(a) of Regulation S-K.
Ms. Kang is eligible to receive the standard compensation applicable to non-employee directors: (1) an annual cash retainer of $75,000 (prorated based on her service during the 2021 fiscal year) and (2) a grant of a number of restricted stock units equal to $200,000, divided by the market value of Company common stock on the date of his appointment (prorated based on her service during the 2021 fiscal year). The restricted stock units are scheduled to vest in full one year from the grant date, subject to Ms. Kang’s continued service as a director through that date.
Item 5.07    Submission of Matters to a Vote of Security Holders
As described in Item 3.03 above, the Company held its 2021 Annual Meeting of Stockholders on May 13, 2021. For more information on the following proposals submitted to stockholders, see the Proxy Statement. The final voting results for each of the items submitted to a stockholder vote at the annual meeting are set forth below.
1.    The stockholders elected four Class II directors with one-year terms expiring at the Company’s 2022 annual meeting of stockholders, based on the following voting results:

	Votes For	Votes Against	Abstentions
Election of Class II Directors
Matthew Holt	476,078,524	6,821,346	19,967
Michael Severino	482,619,549	279,963	20,325
Christi Shaw	474,533,292	8,367,494	19,051
Gregory Summe	417,875,032	65,024,545	20,260
2.    As described in Item 3.03 above, the stockholders approved amendments of the Certificate of Incorporation to (a) permit stockholders of record representing at least 20% of the relevant voting power continuously for one year to call a special meeting of stockholders and (b) remove the supermajority voting standards for stockholder approval of future amendments to the Certificate of Incorporation and Bylaws, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
2a. Amendment to permit stockholders of record representing at least 20% of the relevant voting power to call a special meeting	482,430,515	469,552	19,770	13,911,229
2b. Amendment to remove supermajority voting standards	482,753,683	147,788	18,366	13,911,229
3.    The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Appointment of Independent Registered Public Accounting Firm	495,004,290	1,800,897	25,879
4.    The stockholders approved, on an advisory basis, the 2020 compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Named Executive Officer Compensation	462,516,598	18,902,548	1,500,619	13,911,229
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation, effective May 13, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: May 17, 2021	By:	/s/ Justin Miller
		Name:	Justin Miller
		Title:	Executive Vice President, General Counsel and Secretary (Duly Authorized Officer)